UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): (May 18, 2023) May 22, 2023

AXIOS SUSTAINABLE GROWTH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41292	98-1640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hidden Pines Farm, 14090, Hopewell Road Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

(770) 813-6500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	AXAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AXACWS	The New York Stock Exchange
Rights to acquire one-tenth of one Class A ordinary share	AXACR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2023, the New York Stock Exchange (the “NYSE”) notified AXIOS Sustainable Growth Acquisition Corporation (the “Company”), and publicly announced, that the NYSE determined to commence proceedings to delist (a) the Company’s Class A ordinary shares, par value $0.0001 per share, which are listed to trade on the NYSE under the symbol “AXAC” (the “Class A Ordinary Shares”), (b) the Company’s warrants, each whole warrant exercisable to purchase one of the Company’s Class A Ordinary Shares, at a price of $11.50 per share, and listed to trade on the NYSE under the symbol “AXAC WS” (the “Warrants”), and (C) the Company’s rights to acquire one-tenth of one Class A Ordinary Share, and listed to trade on the NYSE under the symbol “AXACR” (the “Rights”), from the NYSE pursuant to Section 802.01B and 102.06e of the NYSE Listed Company Manual because the Company has failed to consummate a business combination within the time period specified by its constitutive documents. The Company has determined not to appeal this decision by the NYSE.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2023, Dr. Ram Bürgi-Krishnamurthy, Chief Financial Officer of the Company, resigned from the Company, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2023

AXIOS Sustainable Growth Acquisition Corporation

By:	/s/ Benedikt E. Förtig
	Name:	Benedikt E. Förtig
	Title:	Chief Executive Officer

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